EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vascular Solutions, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Howard Root, Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Howard Root
Howard Root Chief Executive Officer October 20, 2006